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                                                        Exhibit 10.1
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February 25, 1998



Mr. Paul McDonald
Chief Financial Officer
The Strouse, Adler Company
78 Olive Street
New Haven, CT 06507



Paul:

Reference is made to the Master Credit Agreement dated October 3, 1996 and subsequently amended ("Agreement") between The Strouse, Adler Company ("Borrower") and BankBoston NA (successor by merger to Bank of Boston Connecticut, "Bank").

Section 1.103 entitled "Overadvance Limit" is hereby deleted in its entirety and the following inserted in lieu therof:

     "Overadvance Limit" means, as of any date as of which the amount thereof shall be determined, an amount not to exceed $1,250,000 during the period commencing as of January 15, 1998 and continuing through April 30, 1998, $1,000,000 during the period commencing as of May 1, 1998 and continuing through May 30, 1998, $750,000 during the period commencing as of June 1, 1998 through June 30, 1998, and $500,000 during the period commencing as of July 1, 1998 and continuing through the Revolving Credit Termination Date.

All other terms of the Agreement are unchanged and remain in full force and effect.

BankBoston NA

/s/  Scott S Barnett
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by:  Scott S Barnett
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its:  Vice President

The Strouse, Adler Company

/s/  Paul McDonald
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by:  Paul McDonald
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its:  Chief Financial Officer